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NO. 00000                                                                 SHARES

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES OF STOCK. A FULL STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED IS ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE AND THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

              Organized Under the Laws of the State of Delaware

                    CHAMPION COMMUNICATION SERVICES, INC.

                                 Common Stock

                  Authorized Shares 20,000,000 Par Value $.01



This certifies that                                            CUSIP 157901 10 9


is the registered holder of                                               Shares
of the fully paid and non-assessable Capital Stock of

                    CHAMPION COMMUNICATION SERVICES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers this 24th day of September A.D. 1996.


Countersigned and Registered     Toronto                       /s/Mary F. Garner
EQUITY TRANSFER SERVICES, INC.                                         Secretary
Transfer Agent and Registrar
                                                           /s/Albert F. Richmond
                                                                        Chairman
                                  [SPECIMEN]

By:
   -------------------------
          Authorized Officer


The Shares evidenced by this Certificate are transferable at the Principal Office of Equity Transfer Services Inc., Toronto
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        For Value Received, ____________ hereby sell, assign and transfer unto

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                             PLEASE INSERT SOCIAL INSURANCE NUMBER OF TRANSFEREE

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________________________________________________________________________________
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said Stock on the Books of the within named Corporation, with full power of substitution in the premises.

Dated ______________ 19



                                                  ______________________________



In the presence of



______________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                  [SPECIMEN]